As filed with the Securities and Exchange Commission on February 5, 2007
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21700
Tortoise North American Energy Corporation
(Exact name of registrant as specified in charter)
10801 Mastin Boulevard, Suite 222
Overland Park, KS 66210
(Address of principal executive offices) (Zip code)
David J. Schulte
10801 Mastin Boulevard, Suite 222
Overland Park, KS 66210
(Name and address of agent for service)
1-913-981-1020
Registrant's telephone number, including area code
Date of fiscal year end: November 30
Date of reporting period: November 30, 2006

Item 1. Report to Stockholders.

Tortoise North American Energy Corp.

Yield

Growth

Quality

2006 Annual Report

"...Steady Wins™"

TYN
LISTED
NYSE

Company at a Glance
Tortoise North American Energy Corp. is a non-diversified closed-end investment company investing primarily in equity securities of Canadian Royalty and Income Trusts (RITs) and United States Master Limited Partnerships (MLPs) with diversified exposure to the growing and physically integrated North American energy markets. Energy infrastructure RITs and MLPs are engaged in the transportation, processing, distribution, storage and/or marketing of natural gas liquids such as propane, electricity, coal, crude oil or refined petroleum products or exploring, developing, managing or producing such commodities.
Investment Objectives: Yield, Growth and Quality
Our goal is to provide our stockholders with a high level of total return with an emphasis on current distributions and dividend growth.
In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs and RITs. We accomplish this by maintaining our strategy of investing primarily in energy infrastructure companies with attractive current yields and growth potential.
Tortoise North America achieves dividend growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to Tortoise North America.
We seek to achieve quality by investing in companies operating infrastructure assets that are critical to the North American economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in Tortoise North America, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.
About Canadian Royalty and Income Trusts (RITs)
RITs are trust units that generally trade on public Canadian stock exchanges such as the Toronto Stock Exchange, and may also trade on public U.S. stock exchanges. In some cases, a RIT may have two classes of trust units: one class which may be owned by Canadian residents; and the other class which may be held by either residents or non-residents of Canada. There are more than 60 energy RITs.
About U.S. Master Limited Partnerships (MLPs)
MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 50 MLPs in the market, mostly in industries related to energy, natural resources and real estate. Tortoise North America invests primarily in MLPs in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users.
A Tortoise North America Investment Versus a Direct Investment in RITs and MLPs
Tortoise North America seeks to provide stockholders with an efficient alternative for investing in a portfolio of RITs and MLPs. A direct investment in Tortoise North America seeks to offer the opportunity to receive an attractive distribution return with a low return correlation to stocks and bonds. Additional features of Tortoise North America include:
•	One Form 1099 per stockholder at the end of the year, rather than a Canadian NR4 information slip or multiple K-1s and multiple state filings for individual partnership investments;
•	A professional management team, with nearly 100 years combined investment experience;
•	The ability to access investment grade credit markets to enhance the dividend rate; and
•	U.S. income tax credit for taxes withheld in Canada.

Summary Financial Information  (Unaudited)
Year Ended November 30	2006

Market value per share	$22.38
Net asset value per share	23.70
Total net assets	109,326,236
Net unrealized appreciation of investments	2,320,633
Net investment income	2,811,979
Total realized gain	1,462,181
Total investment return based on market value(1)	(5.39)%
Net operating expenses before leverage costs as a
percent of average total assets(2)	1.18%
Distributable cash flow as a percent of average net assets(3)	5.26%

(1)	See footnote 3 to the Financial Highlights on page 25 for further disclosure.
(2)	Annualized. Represents expenses after fee reimbursement.
(3)	Annualized. See Key Financial Data which illustrates the calculation of distributable cash flow.
Allocation of Portfolio Assets
November 30, 2006 (Unaudited)
(Percentages based on total investment portfolio)
Allocation of Portfolio Assets by Country
Industry	Canada	United States	Other Foreign	Total Market Value

Crude/Refined Products Pipelines	$11,877,729	$55,447,457	$—	$67,325,186
Natural Gas Gathering/Processing	23,895,229	9,802,483	—	33,697,712
Natural Gas/Natural Gas Liquid Pipelines	15,018,171	11,847,939	—	26,866,110
Oil and Gas Royalty Trusts	14,286,413	—	—	14,286,413
Electric Generation/Services	7,065,013	2,000,000	—	9,065,013
Shipping	—	—	5,509,152	5,509,152
Coal	1,761,258	—	—	1,761,258
Propane Distribution	—	765,863	—	765,863
Cash Equivalents	4,985,799	96,445	7,462,462	12,544,706

Total Investment Portfolio	$78,889,612	$79,960,187	$12,971,614	$171,821,413

(Unaudited)
2006 Annual Report	1

January 22, 2007
Fellow Stockholders,
Tortoise North American Energy Corp.’s (Tortoise North America) fiscal 2006 results reflect our commitment to yield, growth and quality.
During the course of the year, we invested our IPO proceeds, raised additional capital through a notes and preferred stock offering and established the blended U.S. Master Limited Partnership (MLP) and Canadian Royalty and Income Trust (RIT) portfolio we had envisioned for our stockholders. As we neared the end of the year, the Canadian government announced a proposal to tax RITs beginning in 2011. Despite the turbulence the proposal created in the Canadian marketplace, our portfolio companies generally exceeded performance expectations as a result of growing energy demand, internal growth projects and acquisitions. While the outcome of the tax proposal is unresolved, our investment thesis remains intact: Canadian energy trusts remain attractive investments as they are a vital source of energy for North America.
Our fiscal year results reflect our strategy of diversifying the fund’s portfolio of energy infrastructure companies both geographically and across product lines. At fiscal year-end, our long-term portfolio holdings, excluding our short-term cash investments, were comprised of approximately 44 percent U.S. MLPs and related companies, 50 percent Canadian RITs and foreign common stock and 6 percent U.S. corporate bonds.
Performance Review and Outlook
Tortoise North America’s total return for fiscal 2006 was negative 5.4 percent, based on market value, including the reinvestment of quarterly dividends. This return reflects lower than normal dividends during the first three ramp-up quarters, and does not reflect the foreign income tax credit that our stockholders will receive.
Reaching full investment in the fourth quarter of fiscal 2006, Tortoise North America paid a dividend of $0.34 per common share on November 30, 2006, a 1.5 percent increase over the prior quarter. This annualized dividend of $1.36 represented a 6.1 percent yield based on the closing price of $22.38 on November 30, 2006, excluding the foreign tax credit. Inclusion of the foreign tax credit of approximately $0.16 per share would increase the yield based on market price to 6.8 percent.
The strength of our portfolio is evidenced by our selection of quality companies, led by excellent management teams who operate infrastructure assets with stable recurring revenue streams. We maintain our expectation that our long-term dividend growth will be approximately 4 percent on an annual basis.
Investment Review
In April 2006, we completed a $40 million Senior Notes offering. In July 2006, we completed a $15 million Money Market Cumulative Preferred (MMP) offering, achieving our initial leverage target. The proceeds from these transactions were used primarily to repay outstanding debt under a revolving credit facility and to fund direct placements and open market purchases. We also entered into interest rate swap agreements to fix the borrowing costs of our $55 million of long-term leverage. We use interest rate swaps to fix our leverage costs in order to eliminate the potential adverse impact rising interest rates would otherwise have on our dividend.
(Unaudited)
2	Tortoise North American Energy Corp.

Since November 2005, Tortoise North America has helped finance growth in the energy infrastructure sector through the completion of direct purchases totaling $16.4 million with Crosstex Energy, Inc., Kinder Morgan Management, LLC and Plains All American Pipeline, L.P.
Overview and Investment Outlook
Royalty and Income Trusts
On October 31, 2006, the Canadian government announced its intention to tax income trusts in a manner similar to corporations, following a four-year transition period. In response, the energy trusts formed the Coalition of Publicly Traded Income Trusts to lobby against the proposal.
The legislative process to adopt the government’s proposal will begin once the Canadian parliament reconvenes in late January 2007. Regardless of the outcome, we remain committed in our focus to deliver to our stockholders yield, growth and quality.
Canada’s crude oil reserves rank second to Saudi Arabia according to the Oil and Gas Journal. A majority of Canada’s reserves are attributable to the Canadian oil sands where producers expect to spend approximately $100 billion ($CAD) over the next 10 to 15 years to more than double the current Canadian production. In the short-term, challenges such as labor shortages could result in delays for existing projects or make future projects less profitable depending on the long-term price of oil. The United States continues to be the largest consumer of crude oil. With the United States demand for crude oil expected to increase, Canada provides the safest and most secure source of oil. Energy infrastructure income trusts transport crude oil from Canada into the United States. Additional infrastructure is needed to support Canada’s increasing oil production, offering opportunity for growth of these trusts.
In addition, Canada serves as the largest exporter of natural gas to the United States. While Canadian natural gas production is expected to remain stable, recent weakness in natural gas prices could affect drilling activities in the short-term. Energy infrastructure income trusts gather, process and transport natural gas for delivery into the United States. One source of growth for these trusts will be acquisition opportunities as producers divest their natural gas processing plants to fund capital expenditure projects.
(Unaudited)
2006 Annual Report	3

Master Limited Partnerships
In 2006, the MLP market continued to play a vital role in the expansion of U.S. energy infrastructure. Lehman Brothers estimated that approximately $4 billion was spent on internal growth projects in the 2006 calendar year compared to approximately $3 billion in 2005. Expected internal growth project costs for the next few years exceed $17 billion. In addition, acquisition activity through December 31, 2006 remained strong with more than $11 billion of mainly natural gas assets entering the MLP sector. We anticipate acquisitions in 2007 will also drive distribution growth, since MLPs currently own less than 50 percent of the refined product, crude oil and natural gas midstream assets in the United States.
These organic growth projects and acquisitions will require equity and debt financing that could provide direct placement opportunities for Tortoise North America.
Conclusion
Population and economic growth trends should continue to increase North American energy demand. We believe the energy infrastructure sector will directly benefit, providing investors an attractive return with minimal exposure to risks associated with volatile energy commodity prices. We hope that investors seeking expertise in RIT and MLP portfolio management will find Tortoise North America a compelling option.
Thank you to our stockholders for your continued support. As always, we will strive to deliver a rewarding return and we will remain steadfast to our objective of providing you with an attractive yield, dividend growth and a portfolio of quality companies. We look forward to seeing you at the annual stockholders’ meeting on April 13, 2007. For those unable to attend, please access our webcast of the meeting at www.tortoiseadvisors.com.
Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey	Terry Matlack	David J. Schulte
(Unaudited)
4	Tortoise North American Energy Corp.

Table of Contents
6	Key Financial Data
8	Management’s Discussion
12	Business Description
16	Schedule of Investments
19	Statement of Assets & Liabilities
20	Statement of Operations
21	Statement of Changes in Net Assets
22	Statement of Cash Flows
24	Financial Highlights
26	Notes to Financial Statements
34	Report of Independent Registered Public Accounting Firm
35	Company Officers and Directors
37	Additional Information
2006 Annual Report	5

Key Financial Data  (Unaudited)
(dollar amounts in thousands unless otherwise indicated)
Year Ended November 30, 2006
Total Distributions Received from Investments
Distributions received from master limited partnerships	$2,556
Dividends paid in stock	1,646
Dividends from common stock	192
Distributions received from Canadian trusts	4,858
Interest and dividend Income	1,343
Foreign tax withheld	(730)

Total from investments	9,865
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of reimbursement	1,138
Other operating expenses	676

1,814

Distributable cash flow before leverage costs and current taxes	8,051
Leverage costs(2)	2,025
Current income tax expense	13

Distributable Cash Flow(3)	$6,013

Dividends paid on common stock	$5,835
Dividends paid on common stock per share	1.265
Payout percentage for period(4)	97.0%
Total assets, end of period	173,188
Average total assets during period(5)	153,899
Leverage (Tortoise Notes, Preferred Stock and short-term credit facility)(6)	62,000
Leverage as a percent of total assets	35.8%
Net unrealized appreciation, end of period	2,254
Net assets, end of period	109,326
Average net assets during period(7)	114,338
Net asset value per common share	23.70
Market value per common share	22.38
Shares outstanding	4,613
Selected Operating Ratios(8)

As a Percent of Average Total Assets
Total distributions received from investments (net of foreign taxes withheld)	6.41%
Operating expenses before leverage costs and current taxes	1.18%
Distributable cash flow before leverage costs and current taxes	5.23%
As a Percent of Average Net Assets
Distributable cash flow	5.26%
(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, auction agent fees, interest rate swap expense and preferred dividends.
(3)	“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions and the value of paid-in-kind distributions; and decreased by dividends to preferred stockholders, and realized and short-term unrealized losses (gains) on interest rate swap settlements. Net Investment Income (Loss) is also reconciled to reflect dividends received as opposed to dividends earned as required by GAAP.
(4)	Dividends paid as a percentage of Distributable Cash Flow. Q1 2006 includes DCF of $78,000 from commencement of operations through November 30, 2005.
(5)	Computed by averaging month-end values within each period.
(6)	The balance on the short-term credit facility was $7,000,000 as of November 30, 2006.
(7)	Computed by averaging daily values for the period.
(8)	Annualized for periods less than one full year.
6	Tortoise North American Energy Corp.

2006
Q1(1)	Q2(1)	Q3(1)	Q4(1)

$451	$679	$713	$713
316	418	436	476
—	27	77	88
429	1,298	1,541	1,590
424	371	275	273
(65)	(195)	(232)	(238)

1,555	2,598	2,810	2,902
210	287	316	325
202	163	163	148

412	450	479	473

1,143	2,148	2,331	2,429
15	502	732	776
12	1	—	—

$1,116	$1,645	$1,599	$1,653

$1,199	$1,522	$1,545	$1,569
0.260	0.330	0.335	0.340
100.4%	92.5%	96.6%	94.9%
136,175	167,486	179,510	173,188
117,772	154,185	171,727	176,305
15,835	46,650	55,000	62,000
11.6%	27.9%	30.6%	35.8%
5,683	8,470	13,944	2,254
115,457	117,333	121,257	109,326
112,397	114,428	115,844	114,683
25.03	25.44	26.29	23.70
22.73	21.90	23.31	22.38
4,613	4,613	4,613	4,613

5.35%	6.69%	6.49%	6.60%
1.42%	1.16%	1.11%	1.08%
3.93%	5.53%	5.38%	5.52%
4.03%	5.70%	5.48%	5.78%
2006 Annual Report	7

Management’s Discussion
The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.
Overview
Tortoise North America seeks to benefit from the flow of crude oil and natural gas commodities throughout North America. Canada possesses a large supply of crude oil and natural gas while the United States is the world’s largest consumer of these energy commodities. The United States imports more crude oil and natural gas from Canada than any other country. Interconnected pipelines systems transport crude oil and natural gas between the two countries.
Tortoise North America’s investment objective is to provide a high level of total return, with an emphasis on dividend income paid to stockholders. Tortoise North America seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of publicly traded Canadian royalty trust and income trusts (collectively, RITs) and publicly traded United States master limited partnerships (MLPs) with an emphasis on the midstream and downstream North American energy sector. RITs and MLPs have been considered tax-efficient investment vehicles because they are currently not subject to taxation applicable to most corporate entities. Tortoise North America is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and qualifies as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Tortoise Capital Advisors, L.L.C. serves as investment adviser.
Critical Accounting Policies
The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed below.
Investment Income. Dividends and distribution income are recorded on the ex-dividend date. Distributions received from our investments in RITs are generally comprised of ordinary income. Distributions from MLPs are generally comprised of income and return of capital. We record MLP investment income and return of capital based on estimates made at the time the distribution is received. These estimates are based on historical information available from each MLP and other industry sources. These estimates may be revised based on information received from MLPs after their tax reporting periods are concluded.
Valuation of Portfolio Investments. We primarily own securities that are listed on a securities exchange. We value those securities at their last sale price on that exchange on the valuation date. We also may invest in restricted securities, including debt and equity securities of companies. Securities that have restrictions on resale are typically valued at a discount from the public market value of the security pursuant to valuation policies established by our Board.
(Unaudited)
8	Tortoise North American Energy Corp.

Management’s Discussion
(Continued)
Determining Dividends Distributed to Stockholders
Our portfolio generates cash flow from which we pay dividends to stockholders. We pay dividends out of our distributable cash flow (“DCF”). Our Board of Directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly dividends. We have targeted to pay at least 95 percent of distributable cash flow on an annualized basis.
Determining DCF
DCF is simply distributions received from investments less our total expenses. The total distributions received from our investments includes the amount received by us as cash distributions from RITs (net of foreign taxes withheld) and MLPs, paid-in-kind distributions, and interest and dividend payments. The total expenses include current or anticipated operating expenses, total leverage expense, and current income taxes, if any. Each are summarized for you in the key financial data table on pages 6 and 7 and are discussed in more detail below.
The key financial data table discloses the calculation of DCF. The difference between distributions received from investments in the DCF calculation and net investment income (loss) as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distribution income (and the corresponding foreign tax withheld, if any) from MLPs, RITs and common stock on their ex-dates, whereas the DCF calculation reflects distribution income (and foreign taxes) on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs are treated as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and (3) distributions received from investments in the key financial data table include the value of dividends paid-in-kind (additional stock), whereas such amounts are not included as income for GAAP purposes. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the expenses that are included in net investment income (loss) in the Statement of Operations, the DCF calculation reflects dividends to preferred stockholders and realized and short-term unrealized gains (losses) on interest rate swap settlements as additional leverage costs.
Distributions Received from Investments
Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow our dividend to our stockholders, we evaluate each holding based upon its contribution to our investment income, our anticipation of its growth rate, and its risk relative to other potential investments.
As reflected in the key financial data table, investment income received for the 4th quarter 2006 was approximately $2.9 million, representing a 3.3 percent increase as compared to 3rd quarter 2006. This change reflects distribution increases from our investments. In addition, total distributions received from investments represented 6.60 percent of average total assets for the 4th quarter 2006 as compared to 6.49 percent for 3rd quarter 2006.
As disclosed in Note 14 of our Notes to Financial Statements, we have entered into a series of forward foreign currency contracts. These contracts protect the U.S. dollar value of a significant portion of our expected Canadian dividends.
Expenses
We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. The net operating expenses before leverage costs for 4th quarter 2006 declined slightly as compared to 3rd quarter 2006, the net result of an increase of net advisory fees and a decrease of other operating expenses. On a percentage basis, net operating expenses before leverage costs were an annualized 1.08 percent of average total assets for the 4th quarter 2006, as compared to 1.11 percent for 3rd quarter 2006.
(Unaudited)
2006 Annual Report	9

Management’s Discussion
(Continued)
While the contractual advisory fee of 1.00 percent of average monthly managed assets remains unchanged, the Advisor has agreed to waive an amount equal to 0.20 percent of average monthly managed assets through December 2007. The previous waiver of 0.25 percent of average monthly managed assets expired after October 31, 2006.
Leverage costs consist of four major components: (1) the direct interest expense on our Tortoise Notes and revolving credit line, which will vary from period to period as they have variable rates of interest; (2) the auction agent fees, which are the marketing costs for the variable rate leverage; (3) the realized gain or loss on our swap arrangements; and (4) our preferred dividends, which also carry a variable rate dividend. We have locked-in our long-term leverage costs through interest rate swap agreements, converting our variable rate obligations to fixed rate obligations for the term of the swap agreements. The all-in weighted average cost of the $55 million in leverage will be 5.41 percent once all the contracts have commenced settlement in April 2007 with a weighted average maturity of approximately 7 years. The all-in weighted average cost of $55 million in total long-term leverage outstanding at November 30, 2006 was 5.51 percent.
As indicated in Note 13 of our Notes to Financial Statements, Tortoise North America has agreed to pay U.S. Bank a fixed rate while receiving a floating rate based upon the one-month U.S. Dollar London Interbank Offered Rate (“LIBOR”). LIBOR is the primary global benchmark or reference rate for short-term interest rates and is intended to approximate our variable rate payment obligations. The spread between the fixed rate and floating LIBOR rate is reflected in our Statement of Operations as a realized or unrealized gain when the LIBOR rate exceeds the fixed rate (U.S. Bank pays Tortoise North America the net difference) or realized or unrealized loss when the fixed rate exceeds the LIBOR rate (Tortoise North America pays U.S. Bank the net difference). We realized a very slight loss on interest rate swap settlements for the fiscal year ended 2006.
Leverage costs were $776,000 in 4th quarter 2006, as compared to $732,000 in 3rd quarter 2006, due to slightly higher interest rates on the Tortoise Notes, a full quarter of preferred dividends and interest expense associated with the utilization of our credit facility during the quarter.
Distributable Cash Flow
For the quarter ended November 30, 2006, our distributable cash flow was $1.7 million, an increase of 3 percent as compared to 3rd quarter 2006. This increase is the net result of growth in distributions and expenses as outlined above. We declared a dividend of $1.6 million, representing 95 percent of available distributable cash flow. On a per share basis, the fund declared a $0.34 dividend on November 13, 2006.
Taxation of our Distributions
We expect that any taxable distributions paid on common shares will consist of: (i) dividend income from domestic and foreign corporations that under current law is eligible for a reduced tax rate, which we refer to as qualified dividend income; (ii) long-term capital gain (gain from the sale of a capital asset held longer than 12 months); (iii) return of capital, and (iv) investment company taxable income (other than qualified dividend income), including non-qualifying dividend or interest income, short-term capital gain, operational or other ordinary income from MLP investments, and income from certain hedging and interest rate transactions. For individuals, currently the maximum federal rate is 15 percent on qualified dividend income, 15 percent on long-term capital gain and 35 percent on investment company taxable income (other than qualified dividend income and long-term capital gain).
(Unaudited)
10	Tortoise North American Energy Corp.

Management’s Discussion
(Continued)
Tortoise North America is subject to certain Canadian withholding taxes, but the payment of those taxes flows through to stockholders as a foreign tax credit to apply against their U.S. income tax payable on foreign source income, including the income of Tortoise North America attributable to RITs and other foreign investments. This foreign tax credit may be utilized to offset part or all of the U.S. federal income tax on the foreign source income.
If we elect to retain net long-term capital gains, Tortoise North America will be subject to U.S. capital gains taxes. The payment of those taxes will flow through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.
For tax purposes, dividends paid to common stockholders for the fiscal year ended November 30, 2006 were comprised of approximately 58 percent ordinary income (55 percent of which is qualified dividend income), 6 percent long-term capital gain and 36 percent return of capital. In addition, approximately 13 percent of dividends paid will be passed-through to stockholders as a credit for foreign taxes paid. Tax information will be reported to stockholders on Form 1099-DIV and available on our Web site at www.tortoiseadvisors.com.
Liquidity and Capital Resources
Tortoise North America had total assets of $173 million at year-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and dividends receivable, other receivables, and any expenses that may have been prepaid from time to time. During the year total assets grew from an adjusted $112 million at November 30, 2005 ($152 million less $40 million in securities purchased payable) to $173 million primarily as a result of an increase in leverage of $62 million.
Total leverage outstanding of $62 million is comprised of $40 million in auction rate senior notes rated ‘Aaa’ and ‘AAA’ by Moody’s Investors Services Inc. and Fitch Ratings, respectively, $15 million in money market preferred shares rated ‘Aa2’ and ‘AA’ by Moody’s Investors Services Inc. and Fitch Ratings, respectively, and $7 million outstanding under the credit facility. Total leverage represented 35.8 percent of total assets at November 30, 2006 as compared to 30.6 percent at the end of the 3rd quarter. Our long-term target for leverage remains approximately 33 percent of total assets. We intend to reduce our current leverage with proceeds from the liquidation of short-term investments.
The Company has a $15 million credit facility with U.S. Bank N.A. maturing August 29, 2007. Upon liquidation of the short-term investments as previously discussed, the line of credit was paid in full. The credit facility has a variable interest rate equal to the one-month LIBOR rate plus 0.75 percent. Proceeds from the credit facility are primarily used to facilitate direct placement equity investments. We expect to use our line of credit to make desirable investments as they become available and will manage to our long-term target of total leverage equaling approximately 33 percent of total assets.
Our Board of Directors has approved a policy permitting temporary increases in the amount of leverage from 33 percent to 38 percent of total assets at the time of incurrence, to allow participation in investment opportunities. The policy requires leverage to be within the limits set forth in the 1940 Act (300 percent and 200 percent asset coverage for debt and preferred shares, respectively) and indicates that leverage will be reduced to our long-term target of 33 percent over time in an orderly fashion from portfolio sales and/or an equity offering.
(Unaudited)
2006 Annual Report	11

Business Description
November 30, 2006
Tortoise North America
Tortoise North American Energy Corp. (Tortoise North America) commenced operations in October 2005. Tortoise North America’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders and dividend growth. For purposes of Tortoise North America’s investment objective, total return includes capital appreciation of, and all distributions received from, securities in which Tortoise North America will invest regardless of the tax character of the distributions.
Tortoise North America seeks to provide its stockholders with an efficient vehicle to invest in a portfolio consisting primarily of publicly traded Canadian royalty trusts and income trusts (collectively, “RITs”) and of publicly traded United States master limited partnerships (“MLPs”) with an emphasis on the midstream and downstream North American energy sector. RITs and MLPs have been considered tax efficient investment vehicles because they are currently not subject to taxation applicable to most corporate entities.
Tortoise North America is a registered, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and qualifies as a regulated investment company, (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as the Company’s investment adviser.
Energy Sector Focus
Tortoise North America intends to invest primarily in companies in the energy sector with their primary operations in North America (“Energy Companies”). The North American energy sector can be generally categorized as follows:
•	Upstream — the development and extraction of energy resources, including natural gas, crude oil and coal from onshore and offshore geological reservoirs.
•	Midstream — the gathering, processing, storing and transmission of energy resources and their byproducts in a form that is usable by wholesale power generation, utility, petrochemical, industrial and gasoline customers, including pipelines, gas processing plants, liquefied natural gas facilities and other energy infrastructure.
•	Downstream — the refining, marketing and distribution of refined energy sources, such as customer-ready natural gas, propane and gasoline, to the end-user customers, and the generation, transmission and distribution of power and electricity.
Energy Companies include companies that derive more than 50 percent of their revenues from the business of transporting, processing, storing, distributing or marketing natural gas liquids (“NGLs”), electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities.
Canadian Royalty Trusts and Income Trusts
Under normal conditions, Tortoise North America generally invests at least 50 percent of its total assets in publicly traded RITs. There are variations in structure among RITs, but they generally are structured to own either (1) debt and equity of an underlying entity that carries on an active business, or (2) a royalty in revenues generated by the assets of the entity. Generally, the RIT structure was developed to facilitate distributions to investors on a tax-efficient basis. The RIT structure is typically adopted by businesses that require a limited amount of capital in maintaining their property, plant and equipment and that generate stable cash flows. The projected life of distributions and the sustainability of distribution levels tend to vary with the nature of the business underlying a RIT. The variety of businesses upon which RITs have been created is broad, both in the nature of the underlying industry and assets and in geographic location. Tortoise North America will invest primarily in energy company RITs, but may also selectively invest in other RITs.
RIT units generally trade on a Canadian stock exchange, such as the Toronto Stock Exchange, and also may trade on one of the United States stock exchanges.
(Unaudited)
12	Tortoise North American Energy Corp.

Business Description
(Continued)
Energy infrastructure RITs in which Tortoise North America invests can generally be classified in the following categories:
•	Oil and Gas Trusts are RITs that pay out to unitholders substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves. The amount of distributions paid on oil and gas trust units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs and, accordingly, can be highly volatile.
•	Pipeline Trusts are RITs that principally own and operate pipelines or other energy distribution assets. These trusts typically generate stable cash flow through the levy of fixed rate transportation tolls based on product throughput. The amount of distributions paid by these trusts varies with the market demand for transportation or product or their distributions systems. While they are generally not as commodity price sensitive as oil and gas royalty trusts, they may be affected by fluctuations in commodity prices in the longer term and are sensitive to the prevailing interest rate levels.
•	Power Trusts are RITs that principally generate and sell electricity. These trusts generate electricity from a variety of power facilities, including hydro-electric, natural gas and waste heating facilities, and typically sell the electricity produced under long-term fixed price contracts with commercial users of the power or public utilities. As a result, these trusts generally have stable cash flow and distributions, although fluctuations in water flow can impact trusts generating the bulk of their electricity from hydroelectric facilities.
Master Limited Partnerships
Under normal circumstances, Tortoise North America invests up to 25 percent of its total assets in equity securities of MLPs and affiliates that derive at least 90 percent of their income from energy infrastructure operations and are organized as partnerships, thereby eliminating income tax at the entity level.
A MLP has two classes of partners, the general partner and the limited partners. The general partner is usually a major energy company, investment fund or the direct management of the MLP. The general partner normally controls the MLP through a two percent equity interest plus units that are subordinated to the common (publicly traded) units for at least the first five years of the partnership’s existence and then only converting to common if certain financial tests are met.
As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases up to 50 percent of incremental income.
Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners. Energy infrastructure MLPs in which Tortoise North America invests can generally be classified in the following categories:
•	Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, pipeline MLPs do not have direct commodity price exposure because they do not own the product being shipped.
(Unaudited)
2006 Annual Report	13

Business Description
(Continued)
•	Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (NGLs). Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.
•	Propane MLPs are distributors of propane to homeowners for space and water heating. Revenue is derived from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately three percent of the household energy needs in the U.S., largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70 percent of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.
•	Coal MLPs own, lease and manage coal reserves. Revenue is derived from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the U.S. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLPs’ ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Clean Air Act standards have on coal end-users.
•	Marine Shipping MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping MLPs derive revenue from charging customers for the transportation of these products, utilizing the MLPs’ vessels. Transportation services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.
Tortoise North America invests in equity securities of MLPs, which currently consist of the following instruments: common units, convertible subordinated units and I-Shares. Almost all MLP common units and I-Shares in which Tortoise North America invests are listed and traded on the NYSE, AMEX or NASDAQ. Tortoise North America also may purchase MLP common units through direct placements. MLP convertible subordinated units are not listed or publicly traded and are typically purchased in direct transactions with MLP affiliates or institutional holders of such shares.
Summary of Investment Policies
Under normal circumstances, Tortoise North America will invest at least 80 percent of its total assets (including assets obtained through leverage) in equity securities of Energy Companies. The equity securities of Energy Companies purchased by the Company will consist primarily of interests in publicly traded RITs and MLPs, but also may include common or preferred stock, convertible securities, warrants and depository receipts issued by energy companies that are not RITs or MLPs. Tortoise North America will typically invest at least 50 percent of its total assets in the equity securities of RITs and other foreign securities in order to pass along the benefits of the foreign tax credit to stockholders.
Tortoise North America has adopted the following additional nonfundamental investment policies:
•	Tortoise North America may invest up to 20 percent of its total assets in publicly traded RITs or publicly traded MLPs that are not energy companies.
•	Tortoise North America does not invest more than 25 percent of its total assets in equity securities of publicly traded MLPs.
•	Tortoise North America may invest up to 50 percent of total assets in restricted securities for which no public trading market exists.
•	Tortoise North America will not invest more than 25 percent of total assets in any single issuer.
•	Tortoise North America will not engage in short sales.
(Unaudited)
14	Tortoise North American Energy Corp.

Business Description
(Continued)
Tax Status of Company
Tortoise North America is treated as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, Tortoise North America will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain income, diversification and minimum distribution requirements. To qualify as a RIC, Tortoise North America will be required to distribute substantially all of its income.
Stockholder Tax Features
Taxable distributions paid to Tortoise North America stockholders are expected to consist of:
•	Dividend income from domestic and foreign corporations that under current law is eligible for a reduced tax rate (maximum 15 percent) through 2010, referred to as qualified dividend income;
•	Long-term capital gain (gain from the sale of a capital asset held longer than 12 months); and
•	Investment company taxable income (other than qualified dividend income), including non-qualifying dividend or interest income, short-term capital gain, operational or other ordinary income from MLP investments, and income from certain hedging and interest rate transactions. For individuals, currently the maximum federal income tax rate is 15 percent on qualified dividend income, 15 percent on long-term capital gain and 35 percent on investment company taxable income (other than qualified dividend income and long-term capital gain).
•	Dividend distributions attributable to the RIT equity securities are expected to be treated as qualified dividend income.
Tortoise North America will be subject to certain Canadian taxes, but the payment of those taxes may flow through to stockholders as a foreign tax credit to apply against their U.S. income tax payable on foreign source income, including the income of Tortoise North America attributable to RITs. This foreign tax credit may be used to offset part or all of the U.S. federal income tax on the foreign source income.
If Tortoise North America elects to retain net long-term capital gains, it will be subject to U.S. capital gains taxes. The payment of those taxes will flow through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.
Distributions
Tortoise North America intends to pay out substantially all of its Distributable Cash Flow (DCF) to stockholders through quarterly distributions. DCF is the amount received by Tortoise North America as cash or paid-in-kind distributions from RITs, MLPs or their affiliates, and interest payments received on debt securities owned by Tortoise North America, less current or anticipated operating expenses, dividends on MMP shares, taxes on Company taxable income, and leverage costs paid by Tortoise North America. Tortoise North America’s Board of Directors adopted a policy to target distributions to stockholders in an amount of at least 95 percent of DCF on an annual basis. Distributions will be paid each fiscal quarter out of DCF, if any. There is no assurance that Tortoise North America will continue to make regular distributions.
(Unaudited)
2006 Annual Report	15

Schedule of Investments
	November 30, 2006
	Shares	Value
Trusts — 67.2%(1)
Canada — 67.2%(1)
Coal — 1.6%(1)
Royal Utilities Income Fund	188,600	$1,761,258

Crude/Refined Products Pipeline — 10.9%(1)
Pembina Pipeline Income Fund	899,100	11,877,729

Electric Generation/Services — 6.5%(1)
Boralex Power Income Fund	303,800	2,304,781
Innergex Power Income Fund	230,000	2,458,169
Northland Power Income Fund	219,900	2,302,063

		7,065,013

Oil and Gas Royalty Trusts — 13.1%(1)
ARC Energy Trust	197,200	3,990,644
Canadian Oil Sands Trust	141,500	3,717,551
Crescent Point Energy Trust	280,000	4,280,333
Enerplus Resources Fund	19,200	883,049
Focus Energy Trust	41,700	684,954
Progress Energy Trust	63,600	729,882

		14,286,413

Natural Gas Gathering/Processing — 21.8%(1)
AltaGas Income Trust	468,500	11,249,746
Keyera Facilities Income Fund	840,700	12,645,483

		23,895,229

Natural Gas/Natural Gas Liquid Pipelines — 13.3%(1)
Duke Energy Income Fund(2)	1,297,550	10,469,063
Enbridge Income Fund	408,200	4,058,756

		14,527,819

Total Trusts (Cost $83,385,876)		73,413,461

Common Stock — 5.5%(1)
Canada — 0.5%(1)
Natural Gas/Natural Gas Liquid Pipelines — 0.5%(1)
Enbridge, Inc.	5,900	208,152
TransCanada Corp.	8,300	282,200

		490,352

Republic of the Marshall Islands — 5.0%(1)
Shipping — 5.0%(1)
Double Hull Tankers, Inc.	79,800	1,110,816
Seaspan Corp.	199,200	4,398,336

		5,509,152

Total Common Stock (Cost $5,770,645)		5,999,504

16	Tortoise North American Energy Corp.

Schedule of Investments
(Continued)
	November 30, 2006
	Shares	Value
Master Limited Partnerships and Related Companies — 64.5%(1)
United States — 64.5%(1)
Crude/Refined Products Pipeline — 44.0%(1)
Enbridge Energy Management, L.L.C.(3)	229,023	$11,290,845
Enbridge Energy Partners, L.P.	56,900	2,848,414
Kinder Morgan Management, L.L.C.(3)	324,984	14,949,251
Magellan Midstream Partners, L.P.	179,500	6,948,445
Plains All American Pipeline, L.P.	158,028	7,980,414
TEPPCO Partners, L.P.	80,050	3,151,568
Valero, L.P.	16,500	905,520

		48,074,457

Natural Gas Gathering/Processing — 9.0%(1)
Energy Transfer Partners, L.P.	134,600	7,349,160
Regency Energy Partners, L.P.	91,100	2,453,323

		9,802,483

Natural Gas/Natural Gas Liquid Pipelines — 10.8%(1)
Enterprise Products Partners, L.P.	267,210	7,556,699
ONEOK Partners, L.P.	71,000	4,291,240

		11,847,939

Propane Distribution — 0.7%(1)
Inergy, L.P.	25,865	765,863

Total Master Limited Partnerships and Related Companies (Cost $57,208,480)		70,490,742

	Principal Amount
Corporate Bonds — 8.5%(1)
United States — 8.5%(1)
Crude/Refined Products Pipeline — 6.7%(1)
SemGroup, L.P., 8.75%, 11/15/2015(4)	$7,300,000	7,373,000

Electric Generation/Services — 1.8%(1)
NRG Energy, Inc., 7.25%, 2/1/2014	1,000,000	1,000,000
NRG Energy, Inc., 7.375%, 2/1/2016	1,000,000	1,000,000

		2,000,000

Total Corporate Bonds (Cost $9,367,344)		9,373,000

Short-Term Investments — 11.5%(1)
Canada — 4.6%(1)
GE Capital Canadian Funding Co., 4.25%, 12/8/2006(5)	3,000,000	2,625,987
GE Capital Canadian Funding Co., 4.25%, 12/21/2006(5)	2,700,000	2,359,812

		4,985,799

(Continued)
2006 Annual Report	17

Schedule of Investments
(Continued)
	November 30, 2006
	Shares	Value
Ireland — 6.8%(1)
Fidelity Institutional Cash Fund, 3.89%(5)(6)(7)	8,518,400	$7,462,462

United States — 0.1%(1)
Evergreen Institutional Money Market Fund, 5.35%(6)	96,445	96,445

Total Short-Term Investments (Cost $12,576,563)		12,544,706

Total Investments — 157.2%(1) (Cost $168,308,908)		171,821,413
Auction Rate Senior Notes — (36.6%)(1)		(40,000,000)
Interest Rate Swap Contracts — (1.1%)(1)
$55,000,000 notional — Unrealized Depreciation(8)		(1,133,732)
Forward Foreign Currency Contracts — (0.1%)(1)
Canadian Dollar Currency Contracts— Unrealized Depreciation, Net(9)		(121,288)
Other Assets and Liabilities — (5.7%)(1)		(6,240,157)
Preferred Shares at Redemption Value — (13.7%)(1)		(15,000,000)

Total Net Assets Applicable to Common Stockholders — 100.0%(1)		$109,326,236

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Due to the Company’s ownership percentage, this investment is deemed an affiliated company. See Note 9 to the financial statements for further disclosure.
(3)	While non-income producing, security distributions are paid in kind. Related companies of master limited partnerships.
(4)	Security is deemed to be restricted; see Note 8 to the financial statements for further disclosure.
(5)	Face amount/shares are reported in Canadian dollars.
(6)	Rate reported is the 7-day effective yield as of November 30, 2006.
(7)	All or a portion of the security is segregated as collateral for the unrealized depreciation on intrest rate swap and forward foreign currency contracts.
(8)	See Note 13 to the financial statements for further disclosure.
(9)	See Note 14 to the financial statements for further disclosure.
See Accompanying Notes to the Financial Statements.
18	Tortoise North American Energy Corp.

Statement of Assets & Liabilities
November 30, 2006
Assets
Investments at value, non-affiliated (cost $156,645,421)	$161,352,350
Investments at value, affiliated (cost $11,663,487)	10,469,063

Total investments (cost $168,308,908)	171,821,413
Foreign currency at value (cost $63,662)	63,662
Receivable for Adviser reimbursement	63,707
Interest and dividend receivable	555,131
Unrealized appreciation of forward foreign currency contracts	12,945
Prepaid expenses and other assets	671,309

Total assets	173,188,167

Liabilities
Payable to Adviser	281,741
Short-term borrowings	7,000,000
Accrued expenses and other liabilities	311,000
Unrealized depreciation of forward foreign currency contracts	134,233
Unrealized depreciation of interest rate swap contracts	1,133,732
Current tax liability	1,225
Auction rate senior notes payable Series A, due April 3, 2046	40,000,000

Total liabilities	48,861,931

Preferred Shares
$25,000 liquidation value per share applicable to 600 outstanding shares
(600 shares authorized)	15,000,000

Net assets applicable to common stockholders	$109,326,236

Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 4,612,640 shares issued and outstanding
(100,000,000 shares authorized)	$4,613
Additional paid-in capital	106,825,957
Accumulated net investment income, net of current income tax expense	241,946
Accumulated net realized loss on investments, foreign currency transactions
and interest rate swap contracts	—
Net unrealized appreciation of investments, interest rate swap contracts, foreign currency, forward foreign currency contracts and translation of
other assets and liabilities denominated in foreign currency	2,253,720

Net assets applicable to common stockholders	$109,326,236

Net Asset Value per common share outstanding (net assets applicable to common shares,
divided by common shares outstanding)	$23.70

See Accompanying Notes to the Financial Statements.
2006 Annual Report	19

Statement of Operations
Year Ended November 30, 2006
Investment Income
Distributions received from master limited partnerships	$2,555,974
Less return of capital on distributions	(2,213,517)

Distribution income from master limited partnerships	342,457
Dividend income from Canadian trusts (including $759,187 from affiliate)	5,341,743
Dividends from common stock	228,359
Dividends from money market mutual funds	139,772
Interest income	1,101,180
Less foreign tax withheld (including $113,878 from affiliate)	(805,035)

Total Investment Income	6,348,476

Expenses
Advisory fees	1,507,762
Professional fees	196,661
Administration fees	100,000
Directors’ fees	98,662
Reports to stockholders	89,669
Organizational fees	56,905
Registration fees	46,163
Custodian fees and expenses	30,209
Stock transfer agent fees	13,199
Other expenses	44,440

Total Expenses before Interest Expense and Auction Agent Fees	2,183,670
Interest expense	1,629,616
Auction agent fees	80,198

Total Interest Expense and Auction Agent Fees	1,709,814

Total Expenses	3,893,484

Less expense reimbursement by Adviser	(370,212)

Net Expenses	3,523,272

Net Investment Income, before Current Tax Expense	2,825,204
Current tax expense	(13,225)

Net Investment Income	2,811,979

Realized and Unrealized Gain (Loss) on Investments, Interest Rate Swaps
and Foreign Currency Transactions
Net realized gain on investments	1,616,251
Net realized loss on interest rate swap settlements	(4,082)
Net realized loss on foreign currency transactions	(149,988)

Net realized gain on investments, interest rate swap settlements
and foreign currency transactions	1,462,181
Net unrealized appreciation of investments	2,320,633
Net unrealized depreciation of foreign currency, forward foreign currency contracts
and translation of other assets and liabilities denominated in foreign currency	(125,210)
Net unrealized depreciation of interest rate swap contracts	(1,133,732)

Net unrealized appreciation	1,061,691

Net Realized and Unrealized Gain (Loss) on Investments, Interest Rate Swaps
and Foreign Currency Transactions	2,523,872

Dividends to Preferred Stockholders	(311,382)

Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$5,024,469

See Accompanying Notes to the Financial Statements.
20	Tortoise North American Energy Corp.

Statement of Changes in Net Assets
	Year Ended November 30, 2006	Period from October 31, 2005(1) through November 30, 2005

Operations
Net investment income	$2,811,979	$92,354
Net realized gain on investments, foreign currency transactions
and interest rate swap settlements	1,462,181	72,796
Net unrealized appreciation of investments, foreign currency, forward foreign currency contracts, translation of other assets
and liabilities denominated in foreign currency and interest rate swap contracts	1,061,691	1,192,029
Dividends to preferred stockholders	(311,382)	—

Net increase in net assets applicable to common stockholders
resulting from operations	5,024,469	1,357,179

Dividends and Distributions to Common Stockholders
Net investment income	(3,193,658)	—
Net realized gain	(548,670)	—
Return of capital	(2,092,662)	—

Total dividends to common stockholders	(5,834,990)	—

Capital Stock Transactions
Proceeds from initial public offering of 4,600,000 common shares	—	115,000,000
Underwriting discounts and offering expenses associated with the
issuance of common stock	(7,187)	(6,050,600)
Underwriting discounts and offering expenses associated with the
issuance of preferred stock	(307,462)	—

Net increase (decrease) in net assets applicable to common stockholders
from capital stock transactions	(314,649)	108,949,400

Total increase (decrease) in net assets applicable to common stockholders	(1,125,170)	110,306,579
Net Assets
Beginning of period	110,451,406	144,827

End of period	$109,326,236	$110,451,406

Accumulated net investment income, at end of period	$241,946	$165,425

(1)	Commencement of operations.
See Accompanying Notes to the Financial Statements.
2006 Annual Report	21

Statement of Cash Flows
Year Ended November 30, 2006
Cash Flows from Operating Activities
Purchases of long-term investments	$(142,125,451)
Proceeds from sale of long-term investments	16,784,478
Proceeds from sale or maturity of short-term investments, net	64,800,761
Distributions received from master limited partnerships	2,555,974
Distribution income from Canadian trusts	4,119,162
Interest and dividend income received	1,195,246
Proceeds from sale of foreign currency, net	1,573,055
Payments for interest rate swap settlements, net	(4,082)
Interest expense paid	(1,601,879)
Federal excise taxes paid	(12,000)
Operating expenses paid	(1,567,759)

Net cash used in operating activities	(54,282,495)

Cash Flows from Financing Activities
Common stock issuance costs	(458,435)
Dividends paid to common stockholders	(5,834,990)
Dividends paid to preferred stockholders	(311,382)
Advances from line of credit	63,050,000
Repayments on revolving line of credit	(56,050,000)
Issuance of auction rate senior notes payable	40,000,000
Issuance of preferred stock	15,000,000
Debt issuance costs	(655,248)
Preferred stock issuance costs	(307,462)

Net cash provided by financing activities	54,432,483

Net increase in cash	149,988
Effect of exchange gains (losses) on cash	(149,988)
Cash — beginning of year	—

Cash — end of year	$—

22	Tortoise North American Energy Corp.

Statement of Cash Flows
Year Ended November 30, 2006
Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$5,024,469
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Purchase of long-term investments	(136,511,015)
Return of capital on distributions received	2,213,517
Proceeds from sale or maturity of short-term investments, net	99,615,166
Proceeds from sale of long-term investments	16,784,478
Net unrealized appreciation of investments and interest rate swap contracts	(1,186,901)
Net unrealized depreciation of foreign currency, forward foreign exchange contracts
and translation of assets and liabilities denominated in foreign currency	125,210
Net realized gain from sales and maturities of investments and foreign currency transactions	(1,466,263)
Accretion of discounts on investments, net	(206,162)
Amortization of debt issuance costs	10,816
Dividends to preferred stockholders	311,382
Changes in operating assets and liabilities:
Decrease in foreign currency	1,573,055
Decrease in payable for securities purchased	(40,428,840)
Increase in interest and dividend receivable	(494,294)
Increase in current tax liability	1,225
Decrease in prepaid expenses and other assets	499
Increase in payable to Adviser, net of reimbursement	148,454
Increase in accrued expenses and other liabilities	202,709

Total adjustments	(59,306,964)

Net cash used in operating activities	$(54,282,495)

See Accompanying Notes to the Financial Statements.
2006 Annual Report	23

Financial Highlights
	Year Ended November 30, 2006	Period from October 31, 2005(1) through November 30, 2005

Per Common Share Data(2)
Net Asset Value, beginning of period	$23.95	$—
Public Offering Price	—	25.00
Underwriting discounts and offering expenses associated
with the issuance of common stock	—	(1.31)
Underwriting discounts and offering expenses associated
with the issuance of preferred stock	(0.07)	—
Income from Investment Operations:
Net investment income	0.61	0.02
Net realized and unrealized gain on investments	0.55	0.24

Total increase from investment operations	1.09	0.26

Less Dividends to Preferred Stockholders:
Net investment income	(0.07)	—

Total dividends to preferred stockholders	(0.07)	—

Less Dividends to Common Stockholders:
Net investment income	(1.27)	—

Total dividends to common stockholders	(1.27)	—

Net Asset Value, end of period	$23.70	$23.95

Per common share market value, end of period	$22.38	$25.00
Total Investment Return Based on Market Value(3)	(5.39)%	0.00%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$109,326	$110,451
Ratio of expenses (including current income tax expense)
to average net assets before waiver(4)(5)	3.41%	2.02%
Ratio of expenses (including current income tax expense)
to average net assets after waiver(4)(5)	3.09%	1.77%
Ratio of expenses (excluding current income tax expense)
to average net assets before waiver(4)	3.40%	2.02%
Ratio of expenses (excluding current income tax expense)
to average net assets after waiver(4)	3.08%	1.77%
Ratio of net investment income (including current income tax expense)
to average net assets before waiver(4)(5)	2.14%	0.75%
Ratio of net investment income (including current income tax expense)
to average net assets after waiver(4)(5)	2.46%	1.00%
Ratio of net investment income (excluding current income tax expense)
to average net assets before waiver(4)	2.15%	0.75%
Ratio of net investment income (excluding current income tax expense)
to average net assets after waiver(4)	2.47%	1.00%
Portfolio turnover rate(4)	12.01%	0.00%
24	Tortoise North American Energy Corp.

Financial Highlights
(Continued)
	Year Ended November 30, 2006	Period from October 31, 2005(1) through November 30, 2005

Total Auction Rate Senior Notes, end of period (000’s)	$40,000	—
Tortoise Preferred Shares, end of period (000’s)	$15,000	—
Per common share amount of auction rate senior notes outstanding at end of period	$8.67	—
Per common share amount of net assets, excluding auction rate
senior notes, at end of period	$32.37	—
Asset coverage, per $1,000 of principal amount of auction rate senior notes
and short-term borrowings(6)	$3,645	—
Asset coverage ratio of auction rate senior notes and short-term borrowings(6)	365%	—
Asset coverage, per $25,000 liquidation value per share of preferred shares(7)	$207,210	—
Asset coverage ratio of preferred shares(8)	276%	—
(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Not Annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price) and a sale at the closing price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(4)	Annualized for periods less than one full year.
(5)	The Company accrued $13,225 and $0 for the year ended November 30, 2006, and for the period from October 31, 2005 through November 30, 2005, respectively, for income and excise tax expense.
(6)	Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes, short-term borrowings and preferred shares at the end of the period divided by auction rate senior notes and short-term borrowings outstanding at the end of the period.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by preferred shares at the end of the period divided by the number of preferred shares outstanding at the end of the period, assuming the retirement of all auction rate senior notes and short-term borrowings.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes, short-term borrowings and preferred shares at the end of the period divided by auction rate senior notes, short-term borrowings and preferred shares outstanding at the end of the period.
See Accompanying Notes to the Financial Statements.
2006 Annual Report	25

Notes to Financial Statements
November 30, 2006
1. Organization
Tortoise North American Energy Corporation (the “Company”) was organized as a Maryland corporation on January 13, 2005, and is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on dividend income paid to stockholders. The Company seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of publicly traded Canadian royalty trusts and income trusts (collectively, “RITs”) and publicly traded U.S. master limited partnerships (“MLPs”), with an emphasis on the midstream and downstream North American energy sector. The Company commenced operations on October 31, 2005. The Company’s shares are listed on the New York Stock Exchange under the symbol “TYN.”
2. Significant Accounting Policies
A. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.
B. Investment Valuation
The Company primarily owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.
The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities may be subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, securities with similar yields, quality, type of issue, coupon, duration and rating.
The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.
The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.
If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.
C. Foreign Currency Translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis:
(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and
(2)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions.
26	Tortoise North American Energy Corp.

Notes to Financial Statements
(Continued)
The Company does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.
D. Forward Foreign Currency Contracts
The Company may enter into forward foreign currency contracts as hedges related to specific transactions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded in the Statement of Operations. The Company recognizes realized gains or losses at the time forward contracts are extinguished.
E. Foreign Withholding Taxes
The Company may be subject to taxes imposed by countries in which it invests with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Company accrues such taxes when the related income is earned.
F. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividends and distribution income are recorded on the ex-dividend date. Distributions received from the Company’s investments in RITs are generally comprised of ordinary income. Distributions from MLPs are generally comprised of income and return of capital. The Company records MLP investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.
G. Dividends to Stockholders
Dividends to common stockholders are recorded on the ex-dividend date. The Company intends to make regular quarterly cash distributions of all or a portion of its investment company taxable income to common stockholders. Investment company taxable income includes, among other items, dividends, interest and the excess of any net short-term capital gain over long-term capital loss, reduced by deductible expenses. The character of dividends to stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Dividends paid to stockholders in excess of investment company taxable income and net realized capital gains will be treated as a return of capital to the stockholders.
Dividends to preferred stockholders are based on variable rates set at auctions, normally held every 28 days. Dividends on preferred shares are accrued on a daily basis for the subsequent 28-day period at a rate as determined on the auction date. Dividends on preferred shares are payable every 28 days, on the first day following the end of the dividend period. The character of dividends to preferred stockholders made during the year may differ form their ultimate characterization for federal income tax purposes.
H. Federal Income Taxation
The Company qualifies as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to meeting other asset diversification requirements. The Company is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests primarily in MLPs, which generally are treated as partnerships for federal income tax purposes, and RITs, which generally are treated as corporations for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.
2006 Annual Report	27

Notes to Financial Statements
(Continued)
The Company will generally be required to pay a 15 percent Canadian withholding tax with respect to distributions from a RIT. If more than 50 percent of the value of the Company’s assets at the close of the taxable year consists of stock or securities in foreign corporations and certain other requirements are met, the Company may elect to pass through to its stockholders the Canadian withholding tax paid as a foreign tax credit. The use of foreign tax credits is subject to numerous limitations that are applied to each individual taxpayer claiming the foreign tax credit.
I. Organization Expenses, Offering and Debt Issuance Costs
The Company is responsible for paying all organizational expenses and offering costs. Offering costs related to the issuance of common and preferred stock is charged to additional paid-in capital when the shares are issued. Offering costs, excluding underwriter commissions, of $157,462 were charged to additional paid-in capital for the preferred shares issued in July 2006. Debt issuance costs related to the auction rate senior notes are capitalized and amortized over the period the notes are outstanding. The amount of such capitalized costs (excluding underwriter commissions) for Auction Rate Senior Notes Series A issued in April 2006, was $225,248.
J. Derivative Financial Instruments
The Company uses derivative financial instruments (principally interest rate swap and forward foreign currency contracts) to manage interest rate and currency risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Cash settlements under the terms of the interest rate swap agreements and forward foreign currency contracts are recorded as realized gains or losses in the Statement of Operations.
K. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
L. Recent Accounting Pronouncements
In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, but not before the Company’s last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. At this time, the Company is evaluating the implications of FIN 48 and whether it will have any impact on the Company’s financial statements.
In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS No. 157 is effective for the Company beginning December 1, 2007. The changes to current generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The Company has recently begun to evaluate the application of the statement, and is not in a position at this time to evaluate the significance of its impact, if any, on the Company’s financial statements.
28	Tortoise North American Energy Corp.

Notes to Financial Statements
(Continued)
3. Concentration of Risk
The Company’s investment objective is to seek a high level of total return with an emphasis on dividend income paid to stockholders. Under normal conditions, the Company will invest at least 80 percent of its total assets (including assets obtained through leverage) in equity securities of companies in the energy sector with their primary operations in North America (“Energy Companies”). Energy Companies include companies that derive more than 50 percent of their revenues from transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. The Company intends to invest at least 50 percent of its total assets in RITs and no more than 25 percent of its total assets in equity securities of MLPs. The Company may invest up to 50 percent of its total assets in restricted securities. As of November 30, 2006, the market value of investments in Canadian, United States and other foreign issues were $78,889,612 (72 percent of net assets), $79,960,187 (73 percent of net assets) and $12,971,614 (12 percent of net assets), respectively.
4. Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, LLC (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 1.00 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares, if any) (“Managed Assets”), in exchange for the investment advisory services provided. Effective November 1, 2006 through December 31, 2007, the Adviser has contractually agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.20 percent of the Company’s average monthly Managed Assets. Previously, for the period following the commencement of the Company’s operations through October 31, 2006, the Adviser had contractually agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.25 percent of the Company’s average monthly Managed Assets.
The Company has engaged SEI Investments Global Funds Services to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.05 percent of the first $500 million of the Company’s Managed Assets and 0.04 percent on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $100,000.
U.S. Bank, N.A. serves as custodian of the Company’s cash and investment securities. The Company pays the custodian an annual fee of 0.004 percent of the average daily market value of the Company’s domestic assets, and 0.015 percent of the average daily market value of the Company’s Canadian-denominated assets.
Computershare Trust Company, N.A. serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.
5. Income Taxes
It is the Company’s intent to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements; however, the Company has appropriately accrued for foreign taxes on foreign sourced income.
The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences resulted in the reclassification of $3,410,914 to undistributed net investment income, $(1,461,906) to accumulated net realized gain and $(1,949,008) to additional paid-in-capital.
2006 Annual Report	29

Notes to Financial Statements
(Continued)
The tax character of dividends and distributions paid to common and preferred shareholders during the year ended November 30, 2006 were as follows:
	Common	Preferred	Total

Ordinary Income	$3,369,654	$284,600	$3,654,254
Long-Term Capital Gain	372,674	26,782	399,456
Return of Capital	2,092,662	0	2,092,662

Total Dividends and Distributions	$5,834,990	$311,382	$6,146,372

As of November 30, 2006, the components of distributable earnings on a tax basis were as follows:
Unrealized appreciation	$2,693,122
Other temporary differences	(197,456)

Distributable Earnings	$2,495,666

As of November 30, 2006, the aggregate cost of securities for Federal income tax purposes was $167,688,456. At November 30, 2006, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $14,142,772 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $10,009,815.
6. Investment Transactions
For the year ended November 30, 2006, the Company purchased (at cost) and sold securities (at proceeds) in the amount of $136,511,015 and $16,784,478 (excluding short-term and government securities), respectively.
7. Common Stock
The Company has 100,000,000 shares of beneficial interest authorized and 4,612,640 shares outstanding at November 30, 2006. Transactions in common shares for the period October 31, 2005 (commencement of operations) through the year ended November 30, 2006, were as follows:
Shares at October 31, 2005	12,640
Shares sold through initial public offering	4,600,000

Shares at November 30, 2005	4,612,640

Shares at November 30, 2006	4,612,640

8. Restricted Security
The table below shows the principal amount, acquisition dates, acquisition cost and percent of net assets which the restricted security comprises.
Company	Security	Principal Amount	Acquisition Dates	Acquisition Cost	Value Per Unit	Percent of Net Assets

SemGroup, L.P.	Corporate Bond	$7,300,000	11/04/05-2/21/06	$7,370,290	N/A	6.7%
30	Tortoise North American Energy Corp.

Notes to Financial Statements
(Continued)
9. Investment in Affiliate
Investments representing 5 percent or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of the security of an affiliate held by the Company as of November 30, 2006 amounted to $10,469,063, representing 9.6 percent of net assets applicable to common stockholders. A summary of affiliated transactions for the company which was an affiliate as of and during the year ended November 30, 2006 is as follows:
						November 30, 2006
	Share Balance 11/30/05	Gross Additions	Gross Deductions	Realized Gain (Loss)	Dividend Income	Share Balance	Market Value

Duke Energy Income Fund	—	$11,663,487	—	—	$ 759,187(1)	1,297,550	$10,469,063
(1)	Gross dividend received.
10. Credit Facilities
On January 31, 2006, the Company entered into a $40 million revolving secured committed credit facility, maturing April 15, 2006, with U.S. Bank, N.A. The credit facility had a variable annual interest rate equal to the one-month LIBOR rate plus 0.75 percent, and was secured with the assets of the Company. Proceeds from the credit facility were used to execute the Company’s investment objective. The average outstanding balance during the borrowing period was approximately $17.1 million, with an average interest rate of 5.36 percent. The credit facility was retired on April 3, 2006, with the proceeds from the issuance of the auction rate senior notes described in Note 11.
On April 4, 2006, the Company entered into a $20 million revolving unsecured committed credit facility, maturing June 1, 2006, with U.S. Bank, N.A. The agreement was amended to extend the maturity date to August 15, 2006. The credit facility had a variable annual interest rate equal to the one-month LIBOR rate plus 0.75 percent. Proceeds from the credit facility were used to execute the Company’s investment objective. The average outstanding balance during the borrowing period was approximately $6.1 million, with an average interest rate of 5.82 percent. The credit facility was retired on July 14, 2006, with the proceeds from the issuance of the preferred shares described in Note 12.
On August 29, 2006, the Company entered into a $15 million revolving unsecured committed credit facility, maturing August 29, 2007, with U.S. Bank, N.A. The credit facility has a variable annual interest rate equal to the one-month LIBOR rate plus 0.75 percent. Proceeds from the credit facility are used to execute the Company’s investment objective. The average principal balance and interest rate for the period during which the credit facility was utilized was approximately $5.5 million and 6.07 percent, respectively. At November 30, 2006, the principal balance outstanding was $7 million.
11. Auction Rate Senior Notes
The Company has issued $40,000,000 aggregate principal amount of auction rate senior notes Series A (the “Notes”). The Notes were issued in denominations of $25,000. The principal amount of the Notes will be due and payable on April 3, 2046. Fair value of the Notes approximates carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.
Holders of the Notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. The interest rate for Series A as of November 30, 2006 was 5.50 percent. The weighted average interest rate for Series A for the period ended November 30, 2006 was 5.38 percent. These rates include the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25 percent which is included in the auction agent fees in the accompanying Statement of Operations. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes’ prospectus. Generally, the rate period will be 28 days for Series A. The Notes are not listed on any exchange or automated quotation system.
2006 Annual Report	31

Notes to Financial Statements
(Continued)
The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure in a timely manner a deficiency as stated in the rating agency guidelines applicable to the Notes.
The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding common stock and any outstanding preferred stock, including any Money Market Preferred Shares; (2) on a parity with any unsecured creditors and any unsecured senior securities representing indebtedness of the Company, including additional series of Tortoise Notes; and (3) junior to any secured creditors of the Company.
12. Preferred Shares
The Company has 600 authorized Money Market Preferred (“MMP”) Shares, of which 600 shares are currently outstanding. The MMP Shares have rights determined by the Board of Directors. The MMP Shares have a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared. Fair value of the MMP Shares approximates carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.
Holders of the MMP Shares are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rate for MMP Shares as of November 30, 2006, was 5.57 percent. The weighted average dividend rate for MMP Shares for the year ended November 30, 2006, was 5.54 percent. These rates include the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25 percent which is included in auction agent fees in the accompanying Statement of Operations. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MMP Shares would be less than 200 percent.
The MMP Shares are redeemable in certain circumstances at the option of the Company. The MMP Shares are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure a deficiency in a timely manner as stated in the rating agency guidelines.
The holders of MMP Shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.
13. Interest Rate Swap Contracts
The Company has entered into interest rate swap contracts to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300 percent and 200 percent asset coverage of the liquidation value of the outstanding auction rate senior notes and MMP shares, respectively, or if the Company loses its credit rating on its auction rate senior notes or MMP Shares, then the Company could be required to make a termination payment, in addition to redeeming all or some of the auction rate senior notes and MMP Shares. Details of the interest rate swap contracts outstanding as of November 30, 2006, were as follows:
32	Tortoise North American Energy Corp.

Notes to Financial Statements
(Continued)
Counterparty	Maturity Date	Notional Amount	Fixed Rate Paid by the Company	Floating Rate Received by the Company	Unrealized Depreciation

U.S. Bank, N.A.	03/10/16	$10,000,000	5.205%	1 Month U.S. Dollar LIBOR	$(299,901)
U.S. Bank, N.A.*	12/23/18	15,000,000	5.250%	1 Month U.S. Dollar LIBOR	(295,673)
U.S. Bank, N.A.*	01/02/13	10,000,000	5.250%	1 Month U.S. Dollar LIBOR	(265,589)
U.S. Bank, N.A.*	04/17/10	20,000,000	5.150%	1 Month U.S. Dollar LIBOR	(272,569)

		$55,000,000			$(1,133,732)

*	The contracts for $15 million, $10 million and $20 million notional amounts commence settlement on 12/22/06, 1/2/2007 and 4/17/2007, respectively.
The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swaps contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contract, as no collateral is pledged by the counterparty.
14. Forward Foreign Currency Contracts
The Company has entered into forward foreign currency contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contracts will fluctuate with changes in currency exchange rates. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. Dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Details of the forward foreign currency contracts outstanding as of November 30, 2006, were as follows:
Maturity Date	Currency To Receive		Currency To Deliver		Unrealized Appreciation/ (Depreciation)

02/21/07	USD	994,695	CAD	1,125,000	$ 7,157
05/18/07	USD	994,695	CAD	1,125,000	4,184
08/21/07	USD	994,695	CAD	1,125,000	1,604
11/21/07	USD	994,695	CAD	1,125,000	(585)
02/21/08	USD	994,695	CAD	1,125,000	(2,561)
05/21/08	USD	994,695	CAD	1,125,000	(4,250)
08/21/08	USD	994,695	CAD	1,125,000	(5,495)
11/21/08	USD	994,695	CAD	1,125,000	(6,713)
02/20/09	USD	994,695	CAD	1,125,000	(7,905)
05/21/09	USD	994,695	CAD	1,125,000	(9,152)
08/21/09	USD	994,695	CAD	1,125,000	(10,371)
11/20/09	USD	994,695	CAD	1,125,000	(11,567)
02/19/10	USD	994,695	CAD	1,125,000	(12,816)
05/21/10	USD	994,695	CAD	1,125,000	(13,964)
08/20/10	USD	994,695	CAD	1,125,000	(15,165)
11/19/10	USD	994,695	CAD	1,125,000	(16,269)
02/21/11	USD	994,695	CAD	1,125,000	(17,420)

					$(121,288)

CAD – Canadian Dollar
USD – U.S. Dollar
2006 Annual Report	33

Report of Independent Registered
Public Accounting Firm
The Board of Directors and Stockholders
Tortoise North American Energy Corporation
We have audited the accompanying statement of assets and liabilities of Tortoise North American Energy Corporation (the Company), including the schedule of investments, as of November 30, 2006, and the related statements of operations and cash flows for the year then ended and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise North American Energy Corporation at November 30, 2006, the results of its operations and its cash flows for the year then ended and the changes in its net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Kansas City, Missouri
January 16, 2007
34	Tortoise North American Energy Corp.

Company Officers and Directors  (Unaudited)
November 30, 2006
Name and Age*	Position(s) Held with Company and Length of Time Served	Principal Occupation During past Five Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Public Company Directorships Held by Director

Conrad S. Ciccotello, (Born 1960)	Director since 2005	Tenured Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Graduate Personal Financial Planning (PFP) Programs, Editor, “Financial Services Review,” (an academic journal dedicated to the study of individual financial management); formerly, faculty member, Pennsylvania State University (1997-1999).	3	None

John R. Graham, (Born 1945)	Director since 2005	Executive-in-Residence and Professor of Finance, College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc., primarily a real estate development and investment company and a venture capital company; and Owner of Graham Ventures, a business services and venture capital firm; formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).	3	Erie Indemnity Company; Kansas State Bank

Charles E. Heath, (Born 1942)	Director since 2005	Retired in 1999. Formerly, Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999). Chartered Financial Analyst (“CFA”) since 1974.	3	None

(1)	As a result of their respective positions held with the Adviser or its affiliates, these individuals are considered our “interested persons” within the meaning of the 1940 Act.
(2)	This number includes Tortoise Energy Infrastructure Corporation (“TYG”) and Tortoise Energy Capital Corporation (“TYY”). The Adviser also serves as investment adviser to TYG, TYY and to Tortoise Capital Resources Corporation (“TTO”), a fund that intends to elect to become a business development company in the first half of 2007. Each independent director is also an independent director of TTO.
*	The address of each director and officer is 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.
2006 Annual Report	35

Company Officers and Directors  (Unaudited)
November 30, 2006 (Continued)
Name and Age*	Position(s) Held with Company and Length of Time Served	Principal Occupation During past Five Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Public Company Directorships Held by Director

Interested Directors and Officers[1]
H. Kevin Birzer, (Born 1959)	Class II Director and Chairman of the Board since 2005	Managing Director of the Adviser since 2002; Partner, Fountain Capital (1990-present); formerly, Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986).	3	None

Terry C. Matlack, (Born 1956)	Class I Director and Chief Financial Officer since 2005; Assistant Treasurer since November 2005; Chief Compliance Officer from 2005 to June 2006; Treasurer from inception to November 2005	Managing Director of the Adviser since 2002; Managing Director, KCEP (2001-present); formerly, President, GreenStreet Capital, a private investment firm (1998-2001).	3	None

David J. Schulte, (Born 1961)	President and Chief Executive Officer since 2005	Managing Director of the Adviser since 2002; Managing Director, KCEP (1993-present); CFA since 1992.		None

Zachary A. Hamel, (Born 1965)	Secretary since 2005	Managing Director of the Adviser since 2002; Partner, Fountain Capital (1997-present).		None

Kenneth P. Malvey, (Born 1965)	Treasurer since November 2005; Assistant Treasurer from inception to November 2005	Managing Director of the Adviser since 2002; Partner, Fountain Capital Management (2002-present); formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002).		None

(1)	As a result of their respective positions held with the Adviser or its affiliates, these individuals are considered our “interested persons” within the meaning of the 1940 Act.
(2)	This number includes Tortoise Energy Infrastructure Corporation (“TYG”) and Tortoise Energy Capital Corporation (“TYY”). The Adviser also serves as investment adviser to TYG, TYY and to TTO. Mr. Bizer is also a director and Chairman of the Board of TTO. Mr. Matlack is also a director of TTO and is the Chief Financial Officer and Assistant Treasurer of each of TYG, TYY and TTO. Mr. Schulte is the President and Chief Executive Officer of each of TYG, TYY and TTO. Mr. Hamel is the Secretary of each of TYG, TYY and TTO. Mr. Malvey is the Treasurer of each of TYG, TYY and TTO.
*	The address of each director and officer is 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.
36	Tortoise North American Energy Corp.

Additional Information  (Unaudited)
Director and Officer Compensation
The Company does not compensate any of its directors who are interested persons nor any of its officers. The following table sets forth information with respect to the aggregate compensation paid by the Company to each independent director during fiscal 2006 for their services as a director. The Company did not pay any special compensation to any of its directors or officers.
Independent Directors	Aggregate Compensation from Company

Conrad S. Ciccotello	$31,110
John R. Graham	$28,110
Charles E. Heath	$27,110
Aggregate Compensation Paid by Company to Independent Directors	$86,330
Stockholder Proxy Voting Results
The annual meeting of stockholders was held on April 12, 2006. The matters considered at the meeting, together with the actual vote tabulations relating to such matters are as follows:
1.	To elect Charles E. Heath and Terry C. Matlack as Directors of the Company, each to hold office for a term of three years and until his successor is duly elected and qualified.
No. of Shares
(i) Charles E. Heath
Affirmative	4,279,126
Withheld	35,586

TOTAL	4,314,712
(ii) Terry C. Matlack
Affirmative	4,269,426
Withheld	45,286

TOTAL	4,314,712
John R. Graham and H. Kevin Birzer continued as directors and their terms expire on the date of the 2007 annual meeting of stockholders, and Conrad S. Ciccotello continued as a director and his term expires on the date of the 2008 annual meeting of stockholders.
2.	To grant the Company the authority to sell common shares for less than net asset value, subject to certain conditions.
Vote of Common Stockholders of Record (20 Stockholders of Record as of Record Date)	No. of Record Holders Voting
Affirmative	14
Against	1
Abstain	2
Broker Non-votes	0

TOTAL	17
Vote of Common Stockholders	No. of Shares
Affirmative	954,549
Against	149,295
Abstain	59,448
Broker Non-votes	3,151,420

TOTAL	4,314,712
3.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2006.
No. of Shares
Affirmative	4,278,896
Against	14,450
Abstain	21,366

TOTAL	4,314,712
Based upon votes required for approval, each of these matters passed.
2006 Annual Report	37

Additional Information  (Unaudited)
(Continued)
Notice to Stockholders
For stockholders that do not have a November 30, 2006 tax year end, this notice is for information purposes only. For stockholders with a November 30, 2006 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2006, the Company is designating the following items with regard to distributions paid to common and preferred stockholders during the year. The Fund will elect on its income tax return for the year ended November 30, 2006 to pass through foreign taxes paid of $805,035 pursuant to IRC Code Sec. 853 as a foreign tax credit to its stockholders.
Common Distributions(1)				Other Information

Return of Capital Distributions	Long-Term (15% Rate) Capital Gain Distributions	Ordinary Distributions(2)	Total Distributions	Qualifying Dividends(2)	Qualifying For Corporate Dividends Rec. Deduction(3)

35.86%	6.39%	57.75%	100.00%	94.54%	4.89%

Preferred Distributions(4)				Other Information

Return of Capital Distributions	Long-Term (15% Rate) Capital Gain Distributions	Ordinary Distributions(2)	Total Distributions	Qualifying Dividends(2)	Qualifying For Corporate Dividends Rec. Deduction(3)

0%	8.60%	91.40%	100.00%	94.54%	4.89%

(1)	Common stockholders will receive a foreign tax credit of approximately 13 percent of total distributions that will be itemized on their Form 1099-DIV.
(2)	94.54% of the Ordinary Distributions are characterized as “Qualifying Dividend Income” under the Jobs and Growth Tax Relief Reconciliation Act of 2003.
(3)	Represents the portion of Ordinary Distributions which qualify for the “Corporate Dividends Received Deduction.”
(4)	Preferred stockholders will receive a foreign tax credit that will be itemized on their Form 1099-DIV.
Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect Tortoise North American Energy Corporation’s (the “Company”) actual results are the performance of the portfolio of stocks held by it, the conditions in the U.S. and international financial, petroleum and other markets, and the price at which shares of the Company will trade in the public markets. These factors and additional factors are set forth in the “Risk Factors” section of the Company’s public filings with the SEC.
Proxy Voting Policies
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities for the period from commencement of operations through June 30, 2006 is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.
Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Qs and statement of additional information are available without charge upon request by calling the Company toll-free at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Qs at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330. The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.
Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about the fund directors and is available upon request without charge by calling the Company toll-free at (866) 362-9331.
38	Tortoise North American Energy Corp.

Additional Information  (Unaudited)
(Continued)
Annual Certification
The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
The Company has filed with the SEC the certifications of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.
Privacy Policy
In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.
We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.
To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.
Important Notice About Automatic Dividend Reinvestment Plan
The Board of Directors of the Company has approved amendments to the Company’s Automatic Dividend Reinvestment Plan (the “Plan”) as described below. The Amended Plan becomes effective on April 1, 2007.
If a stockholder’s shares are registered directly with the Company or with a brokerage firm that participates in the Company’s Plan (and upon effectiveness, the Amended Plan), all distributions are automatically reinvested for stockholders by the Agent in additional shares of common stock of the Company (unless a stockholder is ineligible or elects otherwise). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Stockholders who elect not to participate in the Plan (or the Amended Plan) will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.
If on the distribution payment date, the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, the Company will issue additional shares of common stock to participants. The number of shares will be determined by the greater of the net asset value per share or 95 percent of the market price. Otherwise, shares generally will be purchased on the open market by the Agent as soon as possible following the payment date or purchase date, but in no event later than 30 days after such date except as necessary to comply with applicable law. The plan previously provided that purchases would be made prior to the succeeding ex-dividend date. The amendments to the plan also eliminate provisions which gave the plan agent the discretion to cease open market purchases upon a subsequent change in the market discount. There are no brokerage charges with respect to shares issued directly by the Company as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged a transaction fee of $15.00 plus his or her pro rata share of brokerage commissions on the shares sold.
Stockholders may elect not to participate in the Plan (or the Amended Plan) by sending written instructions to Computershare, as dividend paying agent, at the address set forth below. Participation is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Agent; such termination will be effective with respect to a particular distribution if notice is received prior to such record date.
Additional information about the Plan (and the Amended Plan) may be obtained by writing to Computershare Computershare Trust Company, N.A., P.O. Box 43078, Providence, R.I. 02940-3078. You may also contact Computershare by phone at (312) 588-4990 or visit their Web site at www.computershare.com.
Approval of the Investment Advisory Agreement
In approving the renewal of the Investment Advisory Agreement in November 2006, the independent directors (“Directors”) of Tortoise North American Energy Corporation (the “Company”) requested and received extensive data and information from the Adviser concerning the Company and the services provided to it by the Adviser under the Investment Advisory Agreement. In addition, the Directors requested and received data and information from independent, third-party sources regarding the factors considered in their evaluation.
2006 Annual Report	39

Additional Information  (Unaudited)
(Continued)
Factors Considered
The Directors considered and evaluated all the information provided by the Adviser. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement, the Directors’ decision was based on the following factors.
Nature, Extent and Quality of Services Provided. The Directors considered information regarding the history, qualification and background of the Adviser and the individuals responsible for the Adviser’s investment program, the adequacy of the number of the Adviser’s personnel and other Adviser resources and plans for growth, use of affiliates of the Adviser, and the particular expertise with respect to energy infrastructure companies, MLP markets and financing (including private financing). The Directors concluded that the unique nature of the Company and the specialized expertise of the Adviser in the niche market of MLPs made it uniquely qualified to serve as the advisor. Further, the Directors recognized that the Adviser’s commitment to a long-term investment horizon correlated well to the investment strategy of the Company.
Investment Performance of the Company and the Adviser, Costs of the Services To Be Provided and Profits To Be Realized by the Adviser and its Affiliates from the Relationship, and Fee Comparisons. The Directors reviewed and evaluated information regarding the Company’s performance (including quarterly, last twelve months and from inception) and the performance of the other Adviser accounts (including other investment companies), and information regarding the nature of the markets during the performance period, with a particular focus on the MLP sector. The Directors also considered the Company’s performance as compared to comparable closed-end funds for the relevant period.
The Adviser provided detailed information concerning its cost of providing services to the Company, its profitability in managing the Company, its overall profitability, and its financial condition. The Directors have reviewed with the Adviser the methodology used to prepare this financial information. This financial information regarding the Adviser is considered in order to evaluate the Adviser’s financial condition, its ability to continue to provide services under the Investment Advisory Agreement, and the reasonableness of the current management fee, and was, to the extent possible, evaluated in comparison to other closed-end funds with similar investment objectives and strategies.
The Directors considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by the Adviser (including the impact of any fee reimbursement arrangements), fees charged to separate institutional accounts by the Adviser, and comparisons of fees of closed-end funds with similar investment objectives and strategies, including other MLP investment companies, to the Company. The Directors noted that the fee charged to the Company (1.00% of the Company’s average monthly Managed Assets) is below the average of the fees charged in comparable closed-end MLP funds. The Directors also considered the Adviser’s contractual agreement to waive fees in the amount of 0.20% of average monthly Managed Assets for the period from November 1, 2006 through December 31, 2007. The Directors concluded that the fees and expenses that the Company is paying under the Advisory Agreement are reasonable given the quality of services provided under the Advisory Agreement and that such fees and expenses are comparable to, and in many cases lower than, the fees charged by advisors to comparable funds.
Economies of Scale. The Directors considered information from the Adviser concerning whether economies of scale would be realized as the Company grows, and whether fee levels reflect any economies of scale for the benefit of the Company’s stockholders. The Directors concluded that economies of scale are difficult to measure and predict overall. Accordingly, the Directors reviewed other information, such as year-over-year profitability of the Adviser generally, the profitability of its management of the Company specifically, and the fees of competitive funds not managed by the Adviser over a range of asset sizes. The Directors concluded the Adviser is appropriately sharing any economies of scale through its competitive fee structure and through reinvestment in its business to provide stockholders additional content and services.
Collateral Benefits Derived by the Adviser. The Directors reviewed information from the Adviser concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the Adviser generally does not use the Company’s or stockholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.
The Directors did not, with respect to their deliberations concerning their approval of the continuation of the Investment Advisory Agreement, consider the benefits the Adviser may derive for relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any such arrangements in rendering its advisory services to the Company.
Conclusions of the Directors
As a result of this process, the independent directors, assisted by the advice of legal counsel that is independent of the Adviser, taking into account all of the factors discussed above and the information provided by the Adviser, unanimously concluded that the Investment Advisory Agreement between the Company and the Adviser is fair and reasonable in light of the services provided and should be renewed.
40	Tortoise North American Energy Corp.

Office of the Company and
of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
10801 Mastin Boulevard, Suite 222
Overland Park, Kan. 66210
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise North American Energy Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent	ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pa. 19456

CUSTODIAN
U.S. Bank, N.A.
Two Liberty Place
50 S. 16th Street, Suite 2000
Mail Station: EX-PA-WBSP
Philadelphia, Pa. 19102

TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, R.I. 02940-3078
(312) 588-4990
www.computershare.com

LEGAL COUNSEL
Blackwell Sanders Peper Martin LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TYN

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.
Tortoise Capital Advisor’s Family of Funds

Name	Ticker/ Inception Date	Targeted Investments	Investor Suitability	Investment Restrictions	Total Assets as of 11/30/06 ($ in millions)

Tortoise North America	TYN Oct. 2005	Canadian and U.S. Energy Infrastructure	Taxable Accounts	50% Restricted Securities Diversified to Meet RIC Requirements	$173
Tortoise Energy	TYG Feb. 2004	U.S. Energy Infrastructure	Retirement Accounts Pension Plans Taxable Accounts	30% Restricted Securities 10% Issuer-Limited	$928
Tortoise Capital	TYY May 2005	U.S. Energy Infrastructure	Retirement Accounts Pension Plans Taxable Accounts	50% Restricted Securities 15% Issuer-Limited	$707

“...Steady Wins™"

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise North American Energy Corp.

10801 Mastin Blvd., Suite 222 • Overland Park, Kan. 66210 • (913) 981-1020 • (913) 981-1021 (fax) • www.tortoiseadvisors.com

Item 2. Code of Ethics.
The Registrant has adopted a code of ethics that applies to the Registrant’s President, Chief Executive Officer and Chief Financial Officer. The Registrant has not made any amendments to this code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.
Item 3. Audit Committee Financial Expert.
The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Conrad S. Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.
Item 4. Principal Accountant Fees and Services.
The Registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the approximate amounts of aggregate fees billed to the Registrant for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2006	FYE 11/30/2005[1]

Audit Fees	$137,000	$73,000
Audit-Related Fees	$35,000	—
Tax Fees	$43,000	$15,000
All Other Fees	—	—
Aggregate Non-Audit Fees	$78,000	$15,000

1	Period from January 13, 2005 to November 30, 2005. Registrant was formed on January 13, 2005, and thus did not pay the principal accountant any fees prior to that date.
The audit committee has adopted pre-approval polices and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $5,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant, and all non-audit services provided by the principal accountant to the Adviser. None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

In addition, in the registrant’s fiscal year ended November 30, 2006, the principal accountant billed the Adviser fees in the amount of $20,500 in connection with determining the Adviser’s compliance with AIMR-PPS® standards in 2005 and 2004, but did not bill the Adviser for any fees for non-audit services for the fiscal year ended November 30, 2005. In addition, in January 2007, the Adviser paid the principal accountant fees in the amount of $10,000 for general tax consultation in the fiscal year ended November 30, 2006. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, has paid to, or been billed for fees by, the principal accountant for non-audit services rendered to the Adviser or such entity during the Registrant’s last two fiscal years.  The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and is comprised of Mr. Conrad S. Ciccotello, Mr. John R. Graham and Mr. Charles E. Heath.
Item 6. Schedule of Investments
Schedule of Investments is included as part of the report to shareholders filed under Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Copies of the proxy voting policies and procedures of the Registrant and the Adviser are attached hereto as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV, respectively.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Unless otherwise indicated, information is presented as of November 30, 2006.
Portfolio Managers
Management of the registrant’s portfolio is the responsibility of a team of portfolio managers consisting of H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack and David J. Schulte, all of whom are Managers of the Adviser, comprise the investment committee of the Adviser and share responsibility for such investment management. All decisions to invest in a portfolio company must be approved by the unanimous decision of the Adviser’s investment committee and any one member of the Adviser’s investment committee can require the Advisor to sell a security or can veto the investment committee’s decision to invest in a security. Biographical information about each member of the Adviser’s investment committee as of the date of this filing is set forth below.

Name	Positions(s) Held With Registrant and Length of Time Served	Principal Occupation During Past Five Years
H. Kevin Birzer	Director and Chairman of the Board of registrant since 2005	Managing Director of the Adviser since 2002; Partner, Fountain Capital Management, L.L.C. (“Fountain Capital”), a registered investment advisor (1990-present). Formerly, Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); and Vice President, F. Martin Koenig & Co. (1983- 1986).
Zachary A. Hamel	Secretary of registrant since its inception	Managing Director of the Adviser since 2002; Partner, Fountain Capital (1997-present).
Kenneth P. Malvey	Treasurer of registrant since November 2005; Assistant Treasurer of registrant from its inception to November 2005	Managing Director of the Adviser since 2002; Partner, Fountain Capital (2002-present). Formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996 - 2002).
Terry C. Matlack	Director and Chief Financial Officer of registrant since its inception in 2005; Assistant Treasurer of registrant since November 2005; Treasurer of registrant from its inception to November 2005; Chief Compliance Officer of registrant from its inception through May 2006	Managing Director of the Adviser since 2002; Managing Director, Kansas City Equity Partners LC (“KCEP”), a private equity firm (2001- present). Formerly, President, GreenStreet Capital (1995 - 2001).
David J. Schulte	President and Chief Executive Officer of registrant since its inception	Managing Director of the Adviser since 2002; Managing Director, KCEP (1993-present).
Messrs. Birzer and Matlack also serve as directors of Tortoise Energy Infrastructure Corporation (“TYG”) and Tortoise Energy Capital Corporation (“TYY”), registered closed-end management investment companies, as well as Tortoise Capital Resources Corporation (“TTO”), a closed-end management investment company that has elected to be regulated as a business development company. Messrs. Matlack, Schulte, Hamel and Malvey also serve as officers of TYG, TYY and TTO. The Adviser also serves as the investment adviser to TYG, TYY and TTO.
The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2006:

Name of Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
H. Kevin Birzer
Registered investment companies	2	$1,635,055,384	0	—
Other pooled investment vehicles	5	$1,928,523,567	1	$ 42,933,012
Other accounts	182	$1,965,319,994	0	—
Zachary A. Hamel
Registered investment companies	2	$1,635,055,384	0	—
Other pooled investment vehicles	5	$1,928,523,567	1	$ 42,933,012
Other accounts	182	$1,965,319,994	0	—
Kenneth P. Malvey
Registered investment companies	2	$1,635,055,384	0	—
Other pooled investment vehicles	5	$1,928,523,567	1	$ 42,933,012
Other accounts	182	$1,965,319,994	0	—
Terry C. Matlack
Registered investment companies	2	$1,635,055,384	0	—
Other pooled investment vehicles	2	$ 69,933,012	2	$ 69,933,012
Other accounts	160	$ 185,779,727	0	—
David J. Schulte
Registered investment companies	2	$1,635,055,384	0	—
Other pooled investment vehicles	2	$ 69,933,012	2	$ 69,933,012
Other accounts	160	$ 185,779,727	0	—
Material Conflicts of Interest
Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Registrant has no interest. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Registrant. Any of their proprietary accounts or other customer accounts may compete with the Registrant for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Registrant, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives. When two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with the client’s various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position the Registrant may obtain or sell. In other cases, the registrant’s ability to participate in volume transactions may produce better execution for it.
The Registrant, TYG, TYY and TTO have the same investment adviser, rely on some of the same personnel and will use the same portfolio managers. To the extent certain energy infrastructure company securities meet the Registrant’s investment objective and the objectives of other investment companies or accounts managed by the Adviser, the Registrant may compete with such companies or accounts for the same investment opportunities.
Situations may occur when the Registrant could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the registrant or the other accounts, thereby limiting the size of the registrant’s position; (2) the difficulty of liquidating an investment for the registrant or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in private placement securities under the Investment Company Act of 1940. The Registrant’s investment opportunities may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

In addition, three of the five portfolio managers are affiliates of, but not employees of, the Adviser, and each has other significant responsibilities with Fountain Capital, which conducts businesses and activities of its own in which the Adviser has no economic interest. If these separate activities become significantly greater or have greater profit potential than the Adviser’s activities, there could be material competition for the efforts of these portfolio managers.
Compensation
None of Messrs. Birzer, Hamel, Malvey, Matlack or Schulte receives any direct compensation from the registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser, Fountain Capital or KCEP. Messrs. Schulte and Matlack are full-time employees of the Adviser and receive a fixed salary for the services they provide. Messrs. Birzer, Hamel and Malvey are employees of Fountain Capital and receive a fixed salary for the services they provide. Fountain Capital is paid a fixed monthly fee, subject to adjustment, for the services of Messrs. Birzer, Hamel or Malvey. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own an equity interest in either KCEP or Fountain Capital, the two entities that control the Adviser, and each thus benefits from increases in the net income of the Adviser, KCEP or Fountain Capital.
Securities Owned in the Registrant by Portfolio Managers
The following table provides information about the dollar range of equity securities in the registrant beneficially owned by each of the portfolio managers as of November 30, 2006:
Portfolio Manager	Aggregate Dollar Range of Holdings in the Registrant
H. Kevin Birzer	$50,001-$100,000
Zachary A. Hamel	None
Kenneth P. Malvey	$1-$10,000
Terry C. Matlack	Over $100,000
David J. Schulte	$50,001-$100,000
Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
None.
Item 11. Controls and Procedures.
(a) The Registrant’s President/Chief Executive Officer and Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.
(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Items 12. Exhibits.
(a) (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.
(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant)	Tortoise North American Energy Corporation
By (Signature and Title)	/s/ David Schulte
David J. Schulte President and Chief Executive Officer
Date February 2, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By (Signature and Title)	/s/ David Schulte
David J. Schulte President and Chief Executive Officer
Date February 2, 2007
By (Signature and Title)	/s/ Terry Matlack
Terry C. Matlack Chief Financial Officer
Date February 2, 2007